UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2017

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.  Entry into a Material Definitive Agreement.
  Second Amendment to Term Loan Agreement

      On September 29, 2017, TC PipeLines, LP (the “Partnership”) entered into an amendment, effective as of October 2, 2017 (the “Second Amendment to Term Loan Agreement”), to the Term Loan Agreement dated as of July 1, 2013, as amended by that certain First Amendment to Term Loan Agreement, dated as of November 10, 2016 (the “Term Loan Agreement”), by and among the Partnership, the banks and other financial institutions party thereto (the “Lenders”) and SunTrust Bank, as administrative agent for the Lenders (the “Administrative Agent”). The Second Amendment to Term Loan Agreement amends the Term Loan Agreement to, among other things:

•	extend the final maturity by five years to October 2, 2022.
•
amend the definition of Indebtedness to exclude Indebtedness attributable to the Partnership or a Subsidiary under a precedent agreement to be entered into by the Partnership’s Subsidiary, Portland Natural Gas Transmission System (“PNGTS”), for firm natural gas transportation service from TransCanada PipeLines Limited (“TransCanada”) from the Union Dawn receipt point to the East Hereford delivery point into the PNGTS system (the “PXP Precedent Agreement”) to the extent that liabilities under the PXP Precedent Agreement would not be required under the loss contingency recognition principles in ASC 450 to be reflected on the consolidated balance sheet of the Partnership on the date of determination.

•
update definitions, representations, warranties, covenants and other provisions to be consistent among the Partnership’s loan and credit agreements and to reflect the Partnership’s acquisition of interests in PNGTS and Iroquois Gas Transmission, LP (“Iroquois”) on June 1, 2017.

      The summary in this Item 1.01 of the material terms of the Second Amendment to Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to Loan Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

  Amendment No. 1 to Term Loan Agreement

      On September 29, 2017, the Partnership entered into an amendment dated September 29, 2017 (the “Amendment No. 1 to Term Loan Agreement”) to the Term Loan Agreement dated as of September 30, 2015 (the “2015 Term Loan Agreement”), by and among the Partnership, Bank of America, N.A., as administrative agent (the “Bank of America”), and the lenders party thereto (the “BOA Lenders”).  The Amendment No. 1 to Term Loan Agreement amends the 2015 Term Loan Agreement to, among other things:

•	extend the final maturity to October 1, 2020.
•
amend the definition of Indebtedness to exclude Indebtedness attributable to the Partnership or a Subsidiary under the PXP Precedent Agreement to the extent that liabilities under the PXP Precedent Agreement would not be required under the loss contingency recognition principles in ASC 450 to be reflected on the consolidated balance sheet of the Partnership on the date of determination.

•	amend the leverage ratio covenant to require for one or more Permitted Acquisitions with a total consideration of $30,000,000 or more during any Fiscal Quarter before the Required Threshold increases.
•
update definitions, representations, warranties, covenants and other provisions to be consistent among the Partnership’s loan and credit agreements and to reflect the Partnership’s acquisition of interests in PNGTS and Iroquois on June 1, 2017.

      The summary in this Item 1.01 of the material terms of the Amendment No. 1 to Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 1 to Term Loan Agreement, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
  First Amendment to Third Amended and Restated Revolving Credit Agreement
      On September 29, 2017, the Partnership entered into an amendment, effective as of October 2, 2017 (the “First Amendment to Third Amended and Restated Revolving Credit Agreement”), to the Third Amended and Restated Revolving Credit Agreement, dated as of November 10, 2016 (the “Credit Agreement”), by and among the Partnership, the banks and other financial institutions party thereto constituting the Required Lenders (the “Required Lenders”) and SunTrust Bank, as administrative agent for the Required Lenders. The First Amendment to Third Amended and Restated Revolving Credit Agreement amends the Third Amended and Restated Revolving Credit Agreement to, among other things:

•
amend the definition of Indebtedness to exclude Indebtedness attributable to the Partnership or a Subsidiary under the PXP Precedent Agreement to the extent that liabilities under the PXP Precedent Agreement would not be required under the loss contingency recognition principles in ASC 450 to be reflected on the consolidated balance sheet of the Partnership on the date of determination.

•
update definitions, representations, warranties, covenants and other provisions to be consistent among the Partnership’s loan and credit agreements and to reflect the Partnership’s acquisition of interests in PNGTS and Iroquois on June 1, 2017.

      The summary in this Item 1.01 of the material terms of the First Amendment to Third Amended and Restated Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to Third Amended and Restated Revolving Credit Agreement, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

  Other Related Matters

      The representations, warranties and covenants contained in the Second Amendment to Loan Agreement, the Amendment No. 1 to Term Loan Agreement and the First Amendment to Third Amended and Restated Revolving Credit Agreement were made solely for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the applicable agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to unitholders and other investors. Unitholders and other investors are not third-party beneficiaries under these agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Partnership or any of its subsidiaries, equity investees or affiliates. Additionally, information concerning the subject matter of the representations and warranties may change after the date of these agreements, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.
 (d)  Exhibits
Exhibit No.	Description
99.1	Second Amendment to Term Loan Agreement dated September 29, 2017
99.2	Amendment No. 1 to Term Loan Agreement dated September 29, 2017
99.3	First Amendment to Third Amended and Restated Revolving Credit Agreement dated September 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  October 2, 2017

EXHIBIT INDEX
Exhibit No.	Description
99.1	Second Amendment to Term Loan Agreement dated September 29, 2017
99.2	Amendment No. 1 to Term Loan Agreement dated September 29, 2017
99.3	First Amendment to Third Amended and Restated Revolving Credit Agreement dated September 29, 2017